UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 22, 2023

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2023, Terex announced that Seun Salami has been appointed to the Board of Directors (the “Board”) of Terex Corporation (“Terex” or the “Company”). His appointment is effective August 22, 2023. Mr. Salami currently serves as the Executive Vice President and Chief Financial Officer of Nuveen, a global asset management firm. Mr. Salami joined TIAA, Nuveen’s parent company, in May of 2018 as corporate controller, and later served as both TIAA’s chief accounting officer and principal financial officer of TIAA Real Estate Account. Prior to joining TIAA/Nuveen, Mr. Salami was Executive Vice President and Global Controller, Corporate Solutions at Jones Lang LaSalle Inc. (“JLL”), a Fortune 500 global real estate company. Prior to JLL, he spent over eleven years at Deloitte serving Fortune 500 clients.

There are no relationships or related transactions between Mr. Salami and the Company that would be required to be reported under Section 404(a) of Regulation S-K. Mr. Salami will be an independent director under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. Mr. Salami will receive the standard compensation provided to all Terex non-employee directors as described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2023. Terex non-employee directors generally serve on at least one committee of the Board, and it is currently expected that Mr. Salami will also serve on committees of the Board.

A copy of the Company’s press release, dated August 24, 2023, announcing the appointment of Mr. Salami to the Board is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Terex Corporation issued on August 24, 2023.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2023

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President,
General Counsel and
Secretary